Exhibit 10.17

STANDARD FORM OF OFFICE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 17th day of October in the year 2005, between Blue River Associates c/o Kaufman Management Co. 450 7th Avenue NYC 1’0123 party of the first part, hereinafter referred to as OWNER, and Cygne Designs, Inc. party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Entire 14th Floor in the building known as 215 West 40th Street NYC 10018 in the Borough of Manhattan, City of New York, for the term of Three (3) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of November in the year 2005, and to end on the 31st day of October in the year 2008, and both dates inclusive, at an annual rental rate of November 1, 2005 - October 31, 2008 $135,000 PA ($11,250.00 PM) which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:

2. Tenant shall use and occupy the demised premises for showroom, design room and general offices and for no other purpose.

Tenant Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certifi-of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant’s contractors and sub-contractors to carry, such worker’s compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant, within thirty days thereafter, at Tenant’s expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant’s expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property, permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner’s property or may be removed from the demised premises by the Owner, at Tenant’s expense.

Maintenance and Repairs:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from, carelessness, omission, neglect or improper conduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant’s fixtures, furniture and equipment. Tenant shall promptly make, at Tenant’s expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant’s expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer of allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant’s use or manner of use thereof, (including Tenant’s permitted use) or, with respect to the building if arising out of Tenant’s use or manner of use of the demised premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner’s satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys’ fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant

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shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurances at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant’s failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenants shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servant or employees Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor, nor abatement or diminution of rent, Fan eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys’ fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and moveable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage form fire or other casualty. Notwithstanding the foregoing, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant’s entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term, and provided further such claim does not reduce Owner’s award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied be anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a wavier of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant’s obligations hereunder.

Rider to be added if necessary.

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Vault, Vault Space, Area:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any. In any vent, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.

(b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant’s property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 to Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any parts thereof, either in the name of Owner or otherwise, for a term or terms, which mat at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, and deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or parts thereof, shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys’ fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alternations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach of threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys’ fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of such controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations Owner:

21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the by physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as-is”, and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, “broom-clean”, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in the lease excepted, and Tenant shall remove all its property. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-

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theless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession.

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant occupants, or if the demised premises are located in a building being constructed because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant’s use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform:

27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption of restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part, or at the last known, residence address or business address of Tenant, or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times, (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses of consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant’s expense, which Tenant shall thereafter maintain at Tenant’s expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner’s expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant’s sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant’s refuse and rubbish from the building; (e) If the demised premises are serviced by Owner’s air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner’s contract with the International Union of Operating Engineers Local 94, 94A, 94B, Owner will furnish the same at Tenant’s expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder.

Captions:

30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

31. The term “ office”, or “offices”, wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term “Owner” means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building( or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “business days” as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract , or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld , such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

33. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner’s agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

34. Tenant has deposited with Owner the sum of $22,500.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms , provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner

Rider to be added if necessary.

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solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:

35. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s estate and interest in the land and building, for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:	BLUE RIVER ASSOCIATES

	BY:	LS

Witness for Tenant:	CYGNE DESIGNS, INC.

	BY:	LLS

ACKNOWLEDGEMENT

STATE OF NEW YORK,
SS.:
COUNTY OF

On the              day of                      in the year                     , before me, the undersigned, a Notary Public in and for said State, personally appeared                                                      , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner’s successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the “Rules and Regulations” as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a “statutory tenant.” As a further inducement to Owner to make this lease, and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated                                                                                                                   in the year

Guarantor

Witness

Guarantor’s Residence

Business Address

Firm Name

STATE OF NEW YORK,	)	ss.:

COUNTY OF	)

On the              day of                      in the year                      before me, the undersigned, a Notary Public in and for said State, personally appeared                                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Prepared By:	Co.:	Date:	S/N:
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IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND

MADE A PART OF THIS LEASE

IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by the jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building. Tenant thereof shall further, at Tenant’s expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by the Tenant, or its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the buildings is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premise if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing or wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom be requests such pass, and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by Tenant which in Owner’s opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13. If the building contains central air conditioning and ventilations, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on weekdays, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun’s rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner’s prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, seperation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such catagories as provided by law. Each seperately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner’s option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner’s sole discretion, such items as Owner may expressly designate. (2) Owner’s Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant’s removal, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant’s failure to comply with the provisions of this Building Rule 15, and, at Tenant’s sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

TO

STANDARD FORM OF

The Real Estate Board of New York, Inc.

©Copyright 1999. All rights Reserved.

Reproduction in whole or in part prohibited.

Dated                                                                                           in the year

Rent Per Year

Rent Per Month

Term

From

To

Drawn by

Checked by

Entered by

Approved by

Prepared By:	Janet Perrotto	Co.:	Kaufman Organization	Date:	03/11/04	S/N:	PCF10394
Printed using pcFORMation™ Software, v. 10/99, 408-947-2107

RIDER ATTACHED AND MADE PART OF LEASE DATED: October 17, 2005

-between-

BLUE RIVER ASSOCIATES

Owner

- and -

CYGNE DESIGNS, INC.

Tenant

for space consisting of the Entire 14th floor

in building located at

215 West 40th Street

New York, New York 10018

37. Conflict:

In the event of any inconsistency between the printed portion of this Lease and this Rider, the terms of this Rider shall control.

38. “As Is”:

The Tenant has thoroughly examined the herein Demised Premises and is fully familiar with the condition thereof. Tenant agrees to accept the said Premises “as is” in such condition as the same may be at the date of commencement of the term of this Lease, and OWNER shall not be obligated or required to do any work or to make any alterations or install any fixtures, equipment or improvements, or make any repairs or replacements to or on the Demised Premises in order to fit the same for Tenant’s use except where provided for in accordance with Owner’s work.

39. Maintenance, cleaning etc.

(A) Owner shall not be obligated to provide any maintenance, cleaning or rubbish removal services with respect to the demised premises. Tenant shall maintain the demised premises in good repair. Tenant may, at it own cost and expense, employ a cleaning contractor to clean and remove all rubbish and refuse from the demised premises (including carting the same from the building). In connection with the employment of such cleaning contractor only, Tenant shall provide to Owner written and unconditional waivers by such contractor of mechanic’s lien and a certificate of insurance evidencing the insurance required by Article #44 and such general liability insurance shall cover all claims, demands or actions for injury to or death of person or property to the limit of not less than $2,000,000 per occurrence, $2,000,000 with respect to any one person and an aggregate coverage of $500,000 with respect to property damage, including products liability and independent contractor’s coverage, with broad form endorsement. Tenant agrees not to employ any person or firm for cleaning or other services in the Demised Premises without Owner’s prior written consent, such consent not to be unreasonably withheld, or delayed the employment of whom would cause a strike by any union connected with any employees employed directly or indirectly by Owner.

(B) Notwithstanding anything in this Lease to the contrary, Owner shall not be obligated to maintain the demised premises or any of the electrical except for internal wiring when not caused by Tenant’s over capacity or misuse or ventilation fixtures located therein, including, without limitation, lighting fixtures and the bulbs therefor.

(C) Owner, at its expense, shall keep and maintain the Building and its fixtures, appurtenances, plumbing, electrical, heating facilities serving the Demised Premises, in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Demised Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease.

40. Additional Rent: (Real Estate Tax Escalation) Additional Rent: (Real Estate Tax Escalation)

The term Real Estate Taxes shall mean all the Real Estate Taxes and assessments, special or otherwise, levied, assessed or imposed by the federal state or local governments against or upon the building of which the Demised Premises form a part or the land upon which it is erected, and any improvements or additions to the land or building whether existing now, or in the future. If due to a future change in the method of taxation, any franchise, income profit or other tax, or other payment, shall be levied against Owner in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit, or other tax or payment, shall be deemed to be Real Estate tax for purposes hereof.

In the event that the Real Estate Taxes levied on the property of which the demised premises are a part shall for any year after the fiscal year 2005/2006 be in excess of the Real Estate Taxes levied against the said property for the fiscal year 2005/2006 hereafter known as the “base tax year”, the Tenant shall pay to the Owner as additional rent an amount equal to 7.14% (“Tenant’s Share”) of such excess, if any. In addition, Tenant shall pay for each and every tax year, Tenant’s share of the business improvement district or special assessment taxes levied against Owner for the district in which the building is located. The submission of a duplicate original tax bill of the Owner shall be deemed conclusive evidence of the amount of the taxes paid by the Owner for each year and shall be the basis for the computation of any excess so to be paid by the Tenant. Such excess in the case of Real Estate Taxes, and Tenant’s share of the business improvement district taxes shall each be payable within ten (10) days of receipt of the bill. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this Lease.

If Owner should incur any expense in connection with Owner’s endeavor to reduce or prevent increase in assessed valuation, Tenant shall be obligated to pay as additional rent the amount computed by multiplying the Tenant’s share times such expense of Owner and such amount shall be due and payable upon demand by Owner and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this Lease.

If taxes for the base tax year shall be reduced as a result of a proceeding brought by owner then, for the purposes of this paragraph, taxes for base tax year shall be deemed to be their value following such reduction.

41. Consumer Price Index:

A. As used herein:

(i) “Base Price Index” shall mean the Price Index base year November 2005.

(ii) “Price Index” shall mean The All Urban Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor; for New York-Northern New Jersey-Long Island, New York-New-Jersey-Connecticut.

“The CPI escalation shall be calculated on any increase in the Urban Consumer Price Index in effect in November 2005.

Tenant agrees that any increase in the Price Index (referred to above) after November 2005 shall be paid by Tenant as additional rent, which shall be billed monthly (or quarterly if more convenient to Owner). The additional rent payable under this Article shall be computed as above.

In the event that the Price Index ceases to use the 1982.1984 average of 100 as the basis of calculation, or if a substantial change is made in the term or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the change in the matter of computing the Price Index in effect on November 2005 has been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

42. Brokers:

Tenant warrants and represents to OWNER that it has had no dealings with any broker or agent except Kaufman Management Company and the broker listed below, if any, in connection with this Lease and covenants and agrees to hold harmless and indemnify OWNER and Kaufman Management Company from and against any and all costs and expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or an agent with respect to this Lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this Lease. As between Tenant and Owner, Owner shall be responsible for brokerage fee, if any.

Broker: Grant Greenspan

43. Alterations:

In addition to the requirements of Article 3:

(A) Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of any alterations made by Tenant in and to the Demised Premises (“Tenant’s Changes”) and for final approval thereof upon completion, and shall cause Tenant’s Changes to be performed in compliance therewith and with all applicable laws and requirements of insurance bodies, and in good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations in the building. Tenant’s Changes shall be performed in such manner as not to unreasonably interface with and not to impose any material additional expense upon Owner in the maintenance or operation of the building. Throughout the performance of Tenant’s Changes, Tenant, at its expense, shall carry, or cause to be carried, workmen’s compensation insurance in statutory limits and general liability insurance for any occurrence in or about the building, in which Owner and its agents shall be named as parties insured, in such limits as Owner may reasonably prescribe, with insurers reasonably satisfactory to Owner. Tenant shall furnish Owner, on request, with satisfactory evidence that such insurance is in effect at or before the commencement of Tenant’s Changes and, at reasonable intervals thereafter during the continuance of Tenant’s Changes. If any of Tenant’s Changes shall involve the removal of any fixtures, equipment or other property in the Demised Premises which are not Tenant’s moveable office furniture and trade fixtures, such fixtures, equipment or other property shall be promptly replaced, at Tenant’s expense, with new fixtures, equipment or other property (as the case may be) of like utility and at least equal value unless owner shall otherwise expressly consent in writing and Tenant shall, upon Owner’s request, deliver, at Tenant’s sole cost and expense, any such fixtures, equipment or property so removed to Owner or to such locations in New York City as Owner shall direct. Except as otherwise expressly provided herein, the provisions of Article 3 shall apply to any of Tenant’s Changes made hereunder. In the event of any such installations or alterations whether made pursuant to Article 3 or this Article, Financing Statements or Security Agreements, Owner does not consent other than with respect to trade fixtures or equipment to the reservation of any title to or a security interest in such goods in any conditional vendor. All electrical and plumbing work in connection with Tenant’s Changes shall be performed by contractors or subcontractors licensed therefor by all governmental agencies having or asserting jurisdiction.

(B) Tenant agrees that the exercise of its rights pursuant to the provisions of this Article shall not be done in a manner, which would create any work stoppage, picketing, labor disruption or dispute or violate Owner’s union contracts affecting the land and/or building nor interference with the business of Owner or any lessee or occupant of the building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its rights pursuant to the provisions of this Article, Tenant shall, immediately upon notice from Owner, cease the manner of exercise of such rights giving rise to such conditions. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Owner, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction upon notice hand delivered or by FAX to the office of Tenant’s Attorney.

(C) Tenant, at its expense, and with due diligence and dispatch, shall within thirty (30) days procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant’s Changes which shall be issued by the Department of Buildings or any other public or quasi-public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Owner against any and all mechanic’s and other liens filed in connection with Tenant’s Changes, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Demised Premises and against all costs, expenses and liabilities incurred in connection with any such lien, security deposit, conditional sale or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of all such liens by bonding or otherwise within thirty days after the filing of any such lien. Notice is hereby given that Tenant has no power, authority or right to do any act or make any contract which may create or be the foundation for any lien upon the fee or leasehold estate of the Owner in the Demised Premises or upon the land or building of which they are a part or the improvements now or hereafter erected upon the Demised Premises or the land or the building of which they are a part. If Tenant shall fail to procure the satisfaction or discharge of all liens as hereinabove provided, Owner may pay the amount of such lien or discharge the same by deposit or by bond or in any manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with expenses incurred by the Owner, (including all attorney’s fees and disbursements incurred in and the defense of any such action, bonding or other proceeding) shall be payable by Tenant as additional rent hereunder.

Tenant’s failure to repay Owner within ten days of written demand therefor shall constitute an Event of Default under this Lease.

(D) All alterations, additions or improvements to the Demised Premises, including those installed by and at the expense of Tenant, in accordance with the terms of Articles 3 and 41 hereof, shall become the property of the Owner at the expiration of this Lease, except all furnishings, sewing machines, equipment, trade fixtures and all moveable items.

(E) In the event Tenant shall require Tenant’s Changes, the aggregate cost of which shall equal or exceed $10,000, then Tenant shall deposit, as security for the payment of such Tenant’s Changes, a clean, irrevocable, standby letter of credit drawn on a New York bank in an amount equal to fifty (50%) percent of the estimated construction costs which shall allow Owner to draw against same in the event Tenant defaults with respect to the payment of any expenses associated with Tenant’s Changes, including the payment of contractors and or subcontractors then in such event, Owner may use, apply or retain the whole or any part of the security so deposited with Tenant’s Changes or any other sum as to which Tenant is in default, or for any sum that Owner may expend or may be required to expend by reason of Tenant’s default, with respect to any of the terms, covenants and conditions of Tenant’s Changes. In the event Tenant’s Changes are completed and Tenant has presented Owner with full lien waivers, then the balance of the security shall be returned to Tenant.

(F) Notwithstanding anything to the contrary in this Paragraph #43, Tenant may make non-structural alterations which do not affect building systems (including without limitation, windows) not to exceed a cost of $30,000 in the aggregate, provided that all other requirements of this Paragraph are first met.

44. Insurance:

Tenant shall maintain comprehensive general public liability insurance against claims for personal injury or death or property damage occurring in any of the Demised Premises in the building, such insurance to afford protection to the single limit of not less than Two Million Dollars ($2,000,000) with respect to injury or death either to one person or to any number of persons in any one occurrence and to the limit of Five Hundred Thousand ($500,000) Dollars with respect to property damage. In addition to the foregoing, the insurance coverage required under this paragraph may be provided under a blanket insurance policy or policies maintained by Tenant covering other premises, property or insured in addition to the Demised Premises, provided that amounts of insurance at least equal to the amounts to be provided by Tenant pursuant to this Article are allocated to the Demised Premises under such blanket policy or policies and all such insurance coverage may be affected by any combination of basic and excess or umbrella coverage.

Owner and Tenant hereby each release, and each hereby represents that its respective casualty insurance policy related to the building and the Demised Premises contains provisions to release (or waive subrogation), and to waive its right to recover against the other party, its tenants, invitees, customers, visitors, agents and employees, from all liability from damage from fire or casualty to the building, or the Demised Premises, whether the same is caused by negligence of Owner or Tenant, and no insurer shall be subrogated to any rights against Owner or Tenant with respect to such damage. Each party will use its best efforts to obtain waiver of subrogation.

Tenant hereby waives any and all rights it may have against Owner for any water damage to Tenant’s property or to the demised premises, except if caused by the negligence of the OWNER, is agents or employees.

45. Certificate of Occupancy:

Tenant will at no time use or occupy the Demised Premises in violation of the certificate of occupancy issued for the building. OWNER represents that the contemplated use is permissible under the current certificate of occupancy, but the OWNER makes no representation as to future use of the premises, nor any representation that the Certificate of Occupancy will always allow the uses contemplated by the tenant, but OWNER will not move to change the Certificate of Occupancy so as to prohibit Tenant’s use.

46. Sprinkler System:

It there shall be a “sprinkler system” in the Demised Premises for any period during this Lease, Tenant shall pay $100.00 per month as additional rent for sprinkler supervisory service. If such sprinkler system is damaged by any act or omission of Tenant or its agents, employees, licensees or visitors, Tenant shall restore the system to good working condition at its own expense.

47. Signs:

No sign, advertisement, notice or thing shall be inscribed, painted or affixed on any part of the Building, without the prior written consent of owner, which consent shall not be unreasonably withheld. No signs shall be placed other than the company name and/or suite #. Owner may remove anything installed in violation of this provision, and Tenant shall pay the cost of such removal. No advertising of any kind by Tenant shall refer to the Building, other than the address, unless first approved in writing by Owner, which approval shall not be unreasonably withheld.

A. Owner to provide two (2) directory listings.

48. Limitation of Liability:

Tenant shall look only to Owner’s estate and property in the building and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default or liability by Owner hereunder, and no other property or assets of Owner and no property of any officer, employee, director, shareholder, partner or principal of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease, the relationship of Owner and Tenant hereunder or Tenant’s use or occupancy of the Demised Premises. Anything to the contrary notwithstanding, nothing herein shall be construed to allow the tenant to withhold rent for any reason whatsoever.

49. Water:

Tenant shall pay the amount of $100.00 per month for all water used by Tenant for any purpose and any sewer rent or tax based thereon. Owner may install a meter at Owner’s expense to measure Tenant’s water consumption for all purposes and Tenant agrees to pay for the maintenance thereof and for water consumed as shown on said meter. This provision shall not be applicable except if required by a city ordinance.

50. Curing Tenant’s Defaults, Additional Rent:

(A) (i) Anything to the contrary contained in this Lease notwithstanding, if Tenant shall default in the performance of any of Tenant’s obligations under this Lease, Owner, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of tenant, without notice in a case of emergency, and in any other case, only if such default continues after the expiration of (i) five (5) business days from the date Owner gives Tenant notice of intention to do so, or (ii) the applicable grace period provided in paragraph 17 or elsewhere in this Lease for cure of such default, whichever occurs later.

(ii) If Tenant is late in making any payment due to Owner under this Lease for five (5) or more days, then a late charge shall become due and owing to Owner on such payment from the date when it was due computed at five (5%) percent of the amount due in addition to any other amounts due.

(B) Bills for any expenses incurred by Owner in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement including but not limited to, reasonable attorneys’ fees involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished, or rendered, by Owner or at its instance to Tenant, may be sent by Owner to Tenant monthly, or immediately, at Owner’s option, and shall be due and payable in accordance with the terms of such bills but no later than 10 days after giving notice of such bills.

51. Conditional Limitations:

(A) If any one or more of the following events (“Events of Default”) shall happen:

1. If Tenant shall fail to make any payment of basic rent due under this Lease when due and payable and such payment has not been made within five (5) days after notice thereof;

2. If Tenant shall fail to make any payment of additional rent under this Lease when due and payable and such payment is not made within five (5) days after notice thereof to Tenant;

3. If Tenant shall fail to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease other than those referred to in the foregoing sub-paragraphs 1 or 2 of this Section 51 and such failure shall continue for a period of thirty (30) days after notice thereof from Owner to Tenant, or in the case of a default or a contingency which cannot with due diligence be cured within such period of thirty (30) days to commence to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with due diligence;

Then and in any such event Owner, at any time thereafter, may give written notice to Tenant specifying such event(s) of default and stating that this lease and the term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least three (3) days after the giving of such notice, and upon the date specified in such notice this lease and the term hereby demised and all rights of Tenant under this Lease shall expire and terminate as fully and completely as if said date were the date herein originally fixed for the expiration of this Lease;

4. Notices given under this paragraph shall be deemed given 3 days after mailing or upon delivery or when sent by FAX.

(B) Upon any termination of this lease pursuant to paragraph A of this Section 51, or any termination by summary proceedings or otherwise, Tenant shall quit and peacefully surrender the Property to Owner, without any payment therefor by Owner, and Owner, upon or at any time after any such termination, may without further notice, enter upon and re-enter the Property and possess and re-possess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Property and may have, hold and enjoy the Property and the right to receive all rental income of and from the same.

(C) After any termination pursuant to paragraph A of this Section 51, or any termination by summary proceedings or otherwise, (a) all sums payable by Tenant hereunder up to the time of such termination shall become due thereupon and be paid, (b) there shall immediately become due from Tenant or the legal representatives of Tenant the aggregate amount of basic rent and additional rent which would have been payable by Tenant for the period commencing with such termination and ending on the originally fixed expiration date of the lease, and/or putting the property in good order, or for preparing the same for re-rental, plus reasonable attorneys’ fees and costs and disbursements for the collection of such amount which amount plus such reasonable attorneys’ and brokerage fees, costs and disbursements Owner and Tenant agree constitutes a fair and reasonable amount of damages in the circumstances.

(D) Tenant acknowledges that: (i) its agreement to fully and timely pay all installments of rent is a material inducement for owner to enter into this lease; (ii) the aggregate amount of all rent installments are due and payable in full at the commencement of the term buy owner, solely for tenant’s convenience, has permitted said amount to be payable in equal monthly installments during the term; (iii) upon default in the full and timely payment of any rent installment, the entire unpaid balance of the aggregate amount of all rent installments for the then remainder of the term (as originally reserved) will immediately become due and payable without notice or demand; and tenant agrees that the provisions of this Article: (a) will not constitute or be deemed to be liquidated damages or a penalty; (b) will apply notwithstanding any contrary provision of this lease; and (c) will be in addition to, and not limit, any other rights and remedies available to owner pursuant to this lease and otherwise (including, without limitation, those regarding additional rent reserved under this lease) upon a default in the fully and timely payment of rent installment. The parties agree that this Article fairly reflects their intent with respect to a default of the nature specified in clause “(iii)” hereof.

52. Notices:

All notices hereunder to Owner or Tenant shall be given in writing and mailed by certified or registered mail to the address set forth on the first page hereof for such party prior to commencement of the term, and thereafter to Owner at such address and to Tenant at the Demised Premises. By notice given to the aforesaid manner, either party hereto may notify the other as to any change as to where and to whom such party’s notices are thereafter to be addressed. Copies of all notices shall be forwarded to:

Blue River Associates

c/o Kaufman Management Company

450 Seventh Avenue

New York, New York 10123

All notices will be deemed given 3 days after mailing or upon delivery or when sent by FAX.

53. Holdover:

It the Demised Premises are not surrendered and vacated as and at the time required by this lease whether it be a natural expiration or an expiration due to default (time being of the essence), Tenant shall be liable to Owner for (a) all losses, costs, liabilities and damages which Owner may incur by reason thereof, including without limitation, reasonable attorneys fees, and Tenant shall indemnify, defend and hold harmless Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of tenant to timely surrender and vacate the Demised Premises in accordance with the provisions of this Lease, and (b) per diem use and occupancy with respect to the Demised Premises equal to three times the fixed rent and additional rent payable under this Lease for the last year of the term of this Lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled, is presently contemplated by them as being fair and reasonable under such circumstances and is not a penalty). In no event, however, shall this Article be construed as permitting Tenant to hold over in possession of the Demised Premises after the expiration or termination of the term of this Lease.

#54. Certificates:

Tenant agrees that from time to time, within thirty (30) days after Owner’s written request, Tenant will execute, acknowledge and deliver to Owner a statement certifying to such reasonable information regarding this lease as Owner may request, including, without limitation, the commencement and expiration dates of the Term, that this lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which rent, additional rent and all other sums due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the knowledge of the signer of such certificate Owner is in default under this Lease, and if so, specifying each such default of which the signer has knowledge. Breach of the foregoing will constitute Tenant’s acknowledgment, which may be relied on by any person holding or proposing to acquire an interest in the building or this Lease, that this lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on Owner’s part which may exist prior to the date of such notice. The foregoing shall not limit any other rights and remedies available to owner for breach of this Article.

55. Laws Governing:

New York State law governs the validity, performance and enforcement of this lease. The invalidity or un-enforceability of any provision of this lease is not to affect or impair any other provision.

56. Force Majeure:

Owner shall not be deemed in default in the performance of any obligation or undertaking provided herein in the event and/or so long as the performance of any such obligation is prevented or delayed, retarded or hindered by Act of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage, inability to procure or a general shortage of labor, equipment, facilities, materials or supplies in the open market, failure of transportation, lockouts, action of labor unions, condemnation, requisition, laws, orders of government or civil or military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing, not within the reasonable control of Owner.

57. Additional Rent:

All sums whatsoever not included within rent or additional rent and payable by Tenant under this lease shall constitute additional rent and shall be payable without set-off or deduction, whether or not so specified elsewhere in this lease. All sums in arrears under this lease will bear interest at the then maximum annual rate of interest chargeable to individuals in New York State, from their respective due dates until received by Owner, but the foregoing shall in no way limit any claim for damages or any other rights and remedies available to Owner for any breach or default by Tenant. Tenant’s obligations under this lease will survive the expiration or sooner termination of the Term.

58. Owner’s Fees:

If Tenant or (with Tenant’s authorization) any subtenant requests Owner’s consent or approval to alterations, subletting or any other matter or thing requiring Owner’s consent or approval under this lease, and if in connection with such request Owner seeks the advice of its attorneys, architect and/or engineer, then Owner, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Owner in connection with such request) that Tenant pay the reasonable fee of Owner’s attorneys, architect and/or engineer in preparation of any documents pertaining thereto.

59. Security:

At all times prior to the expiration of the term of this Lease, Tenant shall maintain on deposit with Owner the sum of $22,500.00 as security for the due and faithful payment, as herein provided, of the rent, additional rent, charges and damages payable by Tenant under this Lease or pursuant to law and for the due and faithful keeping, observance and performance of all the other covenants, agreements, terms, provisions and conditions of this lease on the part of Tenant to be kept, observed and performed. If at any time Tenant shall be in default in the payment of any such monies or in the keeping, observance or performance of any such other covenant, agreement, term, provision or condition, OWNER may, at its election, apply the security so on deposit with OWNER to the payment of any such monies or to the payment of the costs incurred by OWNER incurring such default, as the case may be. If as a result of any such application or all or any part of such security, the amount of cash so on deposit with OWNER shall be less than $22,500.00. Tenant shall forthwith deposit with OWNER cash in an amount equal to the deficiency.

60. Indemnification:

Tenant covenants and agrees to indemnify and save harmless Owner and any managing agent, fee owner and any mortgagees and any lessor under any ground or underlying lease and their respective contractors, agents, officers and employees, licensees and invitees, from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and reasonable expenses (including, but not limited to, counsel fees and disbursements incurred in the defense of any action or proceeding), to which they may be subject or which they may suffer by reason of, or by reason of any claim for, any injury to, or death of any person or persons (including, without limitation, Owner, its agents, contractors, employees, licensees and invitees) or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the occupancy or use of or from any work, installation or thing whatsoever done in, at or about the Demised Premises prior to, during, or subsequent to, the term of this Lease arising from any condition of the Demised Premises or resulting from any default by Tenant in the performance of Tenant’s obligations under this lease or from any act, omission or negligence of Tenant or any of Tenant’s officers, directors, agents, contractors, employees, subtenancy, licensees or invitees. Notwithstanding anything to the contrary acts of the OWNER, its employees, or agents are excluded from the above.

61. Modification of Lease for Refinancing:

If, in connection with obtaining financing or refinancing for the building, a banking, insurance or other institutional lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Owner to such lender and/or permit the curing of such defaults by such lender together with the granting of lender to get possession of the said building) or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this lease or for any assignment or sublease be deemed to materially adversely affect the leasehold interest hereby created, provided that Tenant’s Lease Term may not be interrupted.

62. Additional Rent:

Whenever in this Lease any sum, amount, item or charge shall be designated or considered as additional rent, the OWNER shall have the rights and remedies for the non-payment thereof as the OWNER would have for the non-payment of the fixed or minimum rent herein stipulated and provided for to be paid by the Tenant.

63. Air-Conditioning:

A. Tenant shall change the filters of the air-conditioning units servicing the demised premises no less than once very three (3) months during seasons of operation, and shall have the air-conditioning units chemically cleaned at least once a year (records of same shall be maintained by Tenant, which records OWNER may inspect upon reasonable notice).

B. Tenant shall be solely responsible for the operation, maintenance and repair of the air-conditioning units servicing the Demised Premises. Tenant shall, during the term of this Lease, keep in full force and effect a repair, maintenance agreement with a company reasonably approved by OWNER covering said air-conditioning units, a current copy of which (including renewals thereof) shall be delivered to OWNER.

C. The OWNER shall have free and unrestricted access to all air-conditioning units in an emergency and upon reasonable notice or other times. The OWNER reserves the right to interrupt, curtail, stop or suspend air-conditioning when necessary because of accident, repairs, alterations or improvements, which in the judgment of the OWNER are desirable or necessary, or to comply with government restrictions in the use of the air-conditioning units. Said air-conditioning units shall then be deemed property of the OWNER.

D. The OWNER shall deliver the A/C in good working order.

64. Plate Glass

OWNER shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Demised Premises.

65. Local Laws

In the event that the OWNER is compelled or directed to perform any work to the Building pertaining to or to conform to local or governmental rules, statutes or regulations (for example Local Law 5 or Local Law 10) in accordance with Paragraph #6 of this Lease, after the date of the Lease, then and in such event Tenant shall pay 7.14% of such costs of such work, which Tenant agrees to remit within ten (10) days after presentation of bills to Tenant therefore. Said remittance due from Tenant under and pursuant to these Articles are deemed to be “Additional Rent”.

66. In the event of a default or non-compliance (in whole or in part), with any of the terms, conditions or covenants of this agreement by tenant, then, in addition to any other remedy available to OWNER, tenant agrees to indemnify OWNER and reimburse for any and all expenses, costs and reasonable attorneys’ (whether or not litigation occurs) including, without limitation, the institution and/or prosecution of any suit, or proceeding to enforce any of the terms of this agreement, or pursuit of this proceeding.

67. The remedies granted by the parties by this agreement in the event of default or non-compliance will be cumulative and will be in addition to all other remedies attainable at law or in equity and may be exercised at one time or different times, concurrently or in any order in the sole discretion of the non-defaulting party. The exercise of any one remedy will not operate as a waiver or preclude the exercise of any other remedy by the non-defaulting party.

68. If at the commencement of, or at any time during the term of this lease, the rent reserved in the lease is not fully collectible by reason of any federal, state, county, or city law, proclamation, order or regulation or direction officer or body pursuant to law, tenant agrees to take such steps as OWNER may reasonably request at no cost to Tenant to permit OWNER to collect maximum rents which may be legally permissible from time to time during the continuance of such legal rent restrictions (but not in excess of the amounts reserved therefore under this lease). Upon the termination of such legal rent restriction, tenant shall pay to the OWNER, to the extent permitted by law, an amount equal to (a) the rents which would have been paid pursuant to this lease but for such legal rent restrictions less; (b) the rent paid by a tenant to the OWNER during a period of such legal rent restriction was in effect.

69. There shall be no presumption of construction against the drafter of this agreement. It is agreed that this agreement is a product of extensive negotiations between the parties.

70. It is Hereby Stipulated and Agreed as Follows:

1. Except as otherwise provided herein time shall be of the essence as to all of the Tenant’s obligations payment or obligation not to holdover under the Lease between the parties.

2. In the event OWNER commences an action or proceeding against the Tenant, Tenant agrees that it will accept service by certified mail, return receipt requested, and that this will be sufficient service to obtain personal jurisdiction over the Tenant.

3. In the event the Tenant defaults under any of its payment obligations under this Lease, and has failed to make such payment within thirty (30) days of Owner’s giving notice. Tenant agrees a proceeding may be commenced, with an index number to be purchased, and Tenant consents to a final judgment of possession in favor of the OWNER with a money judgment for all amounts to which OWNER shall be entitled, and stay of issuance and execution of the warrant for five (5) days during which time Tenant may pay all fees and expenses. If Tenant fails to make the payments claimed during the five (5) day period, then the warrant shall issue and be executed.

4. This shall not abrogate, nor diminish, in any way any of Owner’s other rights or remedies under the Lease or law.

71. Entire Agreement:

Tenant expressly acknowledges and agrees that Owner has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease. It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in this Lease, which alone fully and completely expresses their agreements and that the same is entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease, made by the other.

72. Headings:

The headings herein are for each of reference only and shall not be used to construe or in any way define or limit the provisions hereof.

73. Free Rent

Owner shall grant to Tenant a rent abatement for the months of November 2005 and November 2006 so long as tenant is not then in material default to lease. However, Tenant shall be responsible for the payment of water and sprinkler charges commencing immediately upon Tenant having access to the demised premises. Payment of rent commences December 1, 2005.

74. Sublease Assignments, etc.

Except as provided in this Paragraph, Tenant shall not by operation of law or otherwise assign, mortgage or encumber this Lease, neither sublet nor permit the Demised Premises or any part thereof to be used by any person or entity other than the Tenant. An assignment under this lease shall be deemed to include any sale, transfer or other disposition of fifty (50%) percent or more of the shares of stock of the tenant and shall also include any change of control in the corporate tenant.

Any attempted assignment or subletting made contrary to the provisions of this paragraph shall be null and void. No consent by Owner to any assignment or subletting shall in any manner be considered to relieve Tenant from obtaining Owner’s express written consent to further subletting.

Subject to the provisions of this paragraph Owner shall not unreasonably withhold or delay its consent to an assignment of this lease, or to a subletting of the premises demised hereunder, provided that, at the time of such assignment or sublease, the Tenant shall not be in default with respect to any of the terms, covenants or conditions of the within lease.

A. In connection with the granting of such consent, the Owner shall have the right to require that:

1. Tenant shall submit to the Owner references of the prospective assignee or subtenant, which the Owner deems satisfactory;

1A. The proposed assignee or subtenant is of comparable character and financial worth with respect to the Overtenant;

Tenant designates the managing agent as tenant’s exclusive agent to effect such assignment or sublease. Tenant agrees to pay the managing agent a commission computed in accordance with the commission rates of Kaufman/Adler Realty Co. then in effect.

3. Any assignment or subletting be effected pursuant to a written instrument in form reasonably satisfactory to Owner or its counsel; and that a duplicate original thereof be delivered to Owner within five (5) days following the date of its execution or within five (5) days from its effective date, whichever shall be sooner;

4. Any assignment shall include the security deposited under the within lease;

5. In the event of an assignment, the assignee agrees in writing to assume all of the terms covenants and conditions of this lease on Tenant’s part to be performed, and a duplicate original thereof be delivered to Owner within five (5) days following the date of its execution or within five (5) days from its effective date, whichever shall be sooner;

6. The liability of Tenant hereunder, and the liability of any assignee of this lease, shall survive any assignment or subletting, and such liability shall be unaffected by any extensions of time which Owner may grant to any assignee or subtenant for the payment of any rent or other charges due hereunder, or for the performance of any other term, covenant or condition of this lease; !

7. Whenever Tenant shall submit to Owner any plan, agreement, or sublease or other document for Owner’s consent or approval in respect to the alterations of the demised premises, the subletting thereof or the assignment of this Lease, and Owner shall require the expert opinion of Owner’s counsel or architect and/or such counsel for reviewing the said plan or instrument.

B. It is expressly understood and agreed that any request by the Tenant for the Owner’s consent to any subleasing or assignment shall be deemed to be an irrevocable offer to the Owner to surrender the within lease effective on the date contemplated in the subleasing or assignment for which the Tenant requests the Owner’s consent and if said offer is accepted in writing by the Owner there shall be no further obligation on the part of either the Owner or the Tenant after the date set forth in this paragraph.

C. Nothing contained in this paragraph shall be construed as permitting an assignment or a subletting for any use other than the use expressly permitted under the terms of this lease.

D. If consent to an assignment or subletting for any other use is requested, the Owner shall be the sole judge whether he wishes to give his consent on the terms outlined in sections A and B of this paragraph and the Owner’s judgment shall be final.

75. Execution and Delivery

It is understood and agreed that this Lease is submitted to Tenant for signature on the express condition that it shall not constitute an offer by Owner and shall not bind Owner until executed by Owner and delivered to Tenant or Tenant’s Attorney.

BLUE RIVER ASSOCIATES

BY:	L.S.

CYGNE DESIGNS, INC.

BY:	L.S.

BLUE RIVER ASSOCIATES	AS LANDLORD

CYGNE DESIGNS, INC.	AS TENANT

FOR SPACE KNOWN AS THE ENTIRE 14TH FLOOR IN THE BUILDING 215 WEST 40TH STREET NEW YORK, NY 10018

The Tenant agrees to purchase electric from Consolidated Electric Meter Co., Inc. hereinafter referred to as the Meter Company supplying electric current to the building, all electric current consumed, used or to be used in the demised premises, and all bulbs, lamps or electric fixtures and to pay for the installation thereof. The amount to be paid by the Tenant for current consumed shall be determined by the meter or meters on the premises, or to be installed and billed according to each meter. Bills for current consumed shall be rendered by the Meter Company to the Tenant at such times as the Meter Company may elect. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within three (3) days after rendition, to discontinue and cut off the use of electric current to the Tenant without further notice and without releasing the Tenant from any liability under the lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service. The Tenant further agrees, on demand by the Meter Company, to sign an application for electric service and to place with the Meter Company, a cash deposit sufficient to secure a two (2) month payment for the peak current consumed by the Tenant in the demised premises, as estimated by the Meter Company. Tenant agrees to pay for all electric current consumed, at a rate specified as the Tenant’s base rate as of the date of this lease, as designed and established by the Meter Company supplying electric current to the building. If any increased utility rate, component of the utility rate, component of the utility bill, charge or cost, is imposed on the building at any time from any source after the date of this lease, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increase as received by the building and said same percentage of increase shall be charged to the Tenant over and above the Tenant’s base rate in effect as of the date of such increase provided such increase, if any, results in a higher yield to the Meter Company. At no time shall the utility rate or any component charge or cost thereof, billed by the Meter Company to the Tenant be less than that charged or billed to the Meter Company. The Tenant also agrees to pay its proportionate share of the building’s monthly public light and power electric consumption and usage as determined by the Meter Company based upon the building’s monthly utility bill as received from the Consolidated Edison Company of New York, Inc., its successors or any other company supplying electrical current to the building, and said proportionate electrical consumption and usage shall be added to the Tenant’s monthly bill. If, in the opinion of the Meter Company, the Tenant’s installation overloads any riser or risers, and/or switch or switches, and/or meter or meters in the building of which the demised premises are a part, the Tenant will at the Tenant’s own expense, provide, install and maintain any riser or risers, and/or any or all switch and/or switches or meter or meters that may be necessary, but no riser or risers, and/or switch or switches or meter and/or meters will be installed without the written permission of the Meter Company. All meters to be installed will be purchased from the Meter Company and all risers, switches and meters so installed shall be, become and remain the property of the building but the building may, at its option, demand of the Tenant and the Tenant shall, upon such demand remove all such meters, switches or related equipment at Tenant’s own cost and expense. Any tax or charge now in effect or hereinafter imposed upon the receipts of the Meter Company from the sale or resale of electrical energy to the Tenant by any Municipal, State or Federal agency shall be passed on to the Tenant and included in the bill and paid by the Tenant to the Meter Company. In the event that permission is granted by the Meter Company for any alternating current installations, the Tenant will, at its own expense, furnish and install all equipment, risers, service wiring, switches and meters that may be necessary for such installation and will at its own cost and expense maintain and keep in good repair all such riser, risers, wiring and/or switch or switches, and/or meter or meters. The Meter Company and/or the Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense, which Tenant may sustain or incur if either the quantity, quality or character of electric service is changed, is not available or suitable for Tenant’s requirements. In the event any legislature, order of the Public Service Commission, any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which the Tenant now purchases electric current from the Meter Company, then and in such event. Tenant will pay, in addition to such newly promulgated rate or charge, such additional or further payments to the Meter Company for the rental, use, maintenance and amortization of the building electrical distribution system in an amount as, together with such newly promulgated rate or charges shall equal the rates or charges in effect prior to the rates or charges as set forth by any legislature, order of the Public Service Commission or any judicial or governmental body after date hereof. In the event any legislature, order of the Public Service Commission, or any judicial or governmental body, or any executive order or decree from any governmental body after the date hereof establishes, enacts, orders or decrees any wage and price controls of any kind, establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option, may increase its charges from and after the effective date of said order or decree, by the same percentage of increase as the United States Consumer Price Index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over and above the index in effect on the effective date of such order or decree, such increase(s) to be billed to Tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in said Consumer Price Index reduce the rates charged by the Meter Company below the rate in effect at the time of such order or decree.

In the event the sale of the electric current in the building containing the demised premises is hereafter prohibited and/or regulated by any law hereinafter enacted, or by any order or ruling of the Public Service Commission of the Sate of New York, or by any judicial decision of any appropriate court, then the Meter Company, by reason of such prohibition, and/or regulation and/or for any other reason whatsoever, may, at is option and in its sole and absolute discretion, elect to terminate the practice of submetering in the building containing the demised premises; and upon such election, the Tenant will, upon notice from the Meter Company, apply within five (5) days thereafter to the appropriate Public Service Corporation servicing the building containing the demised premises for electric service, and comply will all the rules and regulations of such Public Service Corporation, and all costs associated with and pertaining thereto, and the Meter Company shall be relieved of any further obligation to furnish electric current to the Tenant pursuant to this rider. The Meter Company may, however, if it so elects, furnish unmetered current to the Tenant, and the Tenant shall pay to the Meter Company on the first day of the month next following such furnishing of unmetered current to be pro rated to the first of the month and monthly thereafter during the term of this lease, so long as unmetered electric current is furnished to the Tenant, a sum equal to one-twelfth of the invoices billed to the Tenant for all electric consumed in the demised premises for the twelve month period directly preceding me month m which the furnishing of unmetered current to the Tenant is commenced by the Meter Company and/or as estimated at any time by the Meter Company as hereinabove and below provided. The Tenant also agrees to pay its proportionate share of the building’s monthly public light and power electric consumption and usage as determined by the Meter Company based upon the building’s monthly utility bill as received by the Consolidated Edison Company of New York, Inc., its successors or any other company supplying electrical current to the building and said proportionate electrical consumption and usage shall be added to the Tenant’s monthly bill. In the event the Meter Company supplies unmetered electric current to the Tenant, any and all applications and security already on deposit with the Meter Company from the Tenant, to secure payment for current consumed, shall be held by the Meter Company to secure payment of Tenant’s monthly charge for the supply of unmetered current to the Tenant by the Meter Company plus additions thereto, including new applications, from tenants receiving unmetered electric current in the demised premises, as may be demanded by the Meter Company to secure two month’s payment of Tenant’s monthly charge as estimated by the Meter Company. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within three (3) days after rendition, to discontinue and cut-off the use of electric current to the Tenant without further notice without releasing the Tenant from any liability under this lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service. Tenant will not install or use any electrically operated equipment, machinery or appliances that were not in the demised premises during the twelve-month period immediately preceding the Meter Company supplying unmetered electric current to the demised premises, as aforesaid, nor shall Tenant make any change in the wiring of the demised premises without the prior written consent of the Meter Company first obtained. If after the date the Meter Company commences supplying unmetered current to the Tenant, any additional electrically operated equipment is installed in the premises or the hours of usage of the electric installation are increased in the demised premises, then the monthly payment to the Meter Company shall be increased equal to the value of the additional electric current consumed by such newly installed electrically operated equipment and/or increased hours of usage of the electric installation, such increased value to be determined by the Tenant’s base rate in effect at the time of such installation of additional electrically operated equipment and/or increased hours of usage, same to be determined by the Meter Company. Tenant shall pay the amount of such increase or increases retroactively to the date of installation of all newly installed electrically operated equipment and/or the increase in usage by the Tenant. If after the date the Meter Company commences supplying unmetered electric current to the Tenant there is any increase in the utility bill, charge or cost is imposed upon the building at any time from any source, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increase as received by the building and said same percentage of the increase shall be charged to the Tenant over and above the Tenant’s monthly base rate then in effect as of the date of such increase, provided such increase, if any, results in a higher yield to the Meter Company. At no time shall the utility rate, or any component charge or cost thereof, billed by the Meter Company to the Tenant be less than that charged or billed to the Meter Company. In the event any legislature, order of the Public Service Commission, or any judicial or any governmental body, or any executive order or decree from any governmental body after the date hereof establishes, enacts, orders or decrees any wage and price controls, of any kind, establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option, may increase the monthly charges for supplying unmetered current from and after the effective date of said order or decree by the same percentage of increase as the United States Consumer Price Index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over and above the index in effect on the effective date of such order or decree; such increase(s) to be billed to Tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in Consumer Price Index reduce the monthly charges for the supply of unmetered current by the Meter Company below the charges in effect at the time of such order or decree. If for any reason the Meter Company, within its sole and absolute discretion, elects or is required to terminate the furnishing of unmetered current, as hereinabove described, or in the event permission is granted to the Tenant by the Meter Company for direct service from the utility company, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, switches, meter equipment and meters and any and all other equipment or related expenses, charges or costs that may be necessary for such installation and will, at its own cost and expense, maintain and keep in good repair, all such riser or risers, wiring and/or switch or switches, metering equipment and/or meter or meters; and all such wiring and/or switches and/or meters so installed shall be, become and remain the property of the building but the building may, at its option, demand of the Tenant and the Tenant shall, upon such demand, remove all such meters or switches at Tenant’s own cost and expense. In the event any legislature, order of the Public Service Commission or any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as said forth by said legislature, order of the Public Service Commission or judicial or governmental body and an additional amount as determined by the Meter Company for the rental, use, maintenance and amortization of the building electrical distribution system including any and all switches, risers, meters, wiring and other equipment that together with the rate set forth by said legislature, order of the Public Service Commission shall equal the rates or charges hereinabove described and set forth for furnishing unmetered electric current. Notwithstanding anything hereinabove set forth, the Tenant agrees to pay to the Meter Company for metered or unmetered electric current a minimum charge of $25.00 per month. Anything to the contrary notwithstanding, if at any time the Meter Company elects to furnish unmetered current or sell electric current from any source whatsoever to the Tenant, then and in either of such events, Tenant agrees to discontinue the purchase of electric service within ten (10) days from the date of notice thereof from the Public Service Company servicing the part of the city where the building is located, or from any source, and to sign a release, or any other necessary papers required by said utility company for the is continuance of electric service; and the Tenant agrees to purchase from or pay to the Meter Company , as the case may be, the cost and installation of all meters that may be necessary in the sole discretion of the Meter Company and for all electric current consumed in the demised premises subject to all of the terms and conditions as set forth above. No current shall be furnished until the equipment of the Tenant has been approved by the proper public authorities, the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or similar organization having jurisdiction, and no changes shall be made in such equipment without the consent of the Meter Company. The Tenant shall make no changes in and/or additions to the electrical equipment, wiring and/or appliances in the demised premises, without the written consent of the Meter Company first had and obtained. Rigid conduit only will be allowed by the Landlord for exposed work.

PLEASE INITIAL